Exhibit 10.38

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT ONE
To
LIMITED EXCLUSIVE PATENT LICENSE AGREEMENT

For

KRAS G12C INHIBITORS

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

THERAS, INC.

LLNL Case No. TL02796

Lawrence Livermore National Laboratory
Innovation and Partnerships Office
P.O. Box 808, L-779, Livermore, CA 94551

November 18, 2025

THERAS, INC. All Fields of Use

Amendment One

AMENDMENT ONE
November 18, 2025

to

License Agreement - LLNL Case Number TL02796
For KRAS G12C INHIBITORS
between Lawrence Livermore National Security, LLC
and TheRas, Inc.
effective July 7, 2022

This Amendment One to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and TheRas, Inc. (“LICENSEE”) is effective as of the date of execution of this Amendment by the last signing Party. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Amendment One will add a patent application and update all other foreign filings on the Exhibit A (Patented Rights). All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, LLNS and LICENSEE hereby amend the License Agreement as follows:

1. EXHIBIT A (PATENT RIGHTS)

Delete in its entirety and replace with the following:

This space is intentionally left blank.

25YV1118 1 TL02797.1

Amendment One

THERAS, INC. All Fields of Use

Amendment One

EXHIBIT A
PATENT RIGHTS

[***]

25YV1118 2 TL02797.1

Amendment One

THERAS, INC. All Fields of Use

Amendment One

LLNS and LICENSEE execute this Amendment, in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.

THERAS, INC.	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY
By: /s/ Howard Chang	By: [***]
Name: Howard Chang	Name: [***]
Title: VP Operations	Title: [***]
Date Signed: 11/20/2025	Date Signed: 12/04/2025

25YV1118 3 TL02796.1

Amendment One